UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 8, 2006
Waste Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-25955	01-0780204
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)
1122 International Blvd., Suite 601, Burlington, Ontario, Canada L7L 6Z8
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (905) 319-1237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 Securities and Trading Markets
Item 3.02 — Unregistered Sales of Equity Securities
Waste Services, Inc. issued a press release on November 8, 2006 announcing the refinancing of the Series A Preferred Stock. A copy of that press release is furnished as Exhibit 99.1.
Section 9 Financial Statements and Exhibits
Item 9.01 — Financial Statements and Exhibits
(d)	Exhibits
20.1	Subscription Agreement dated as of November 8, 2006 by and among Waste Services, Inc., Westbury (Bermuda) Limited and Prides Capital Fund I, LP.

20.2	Exchange and Redemption Agreement dated as of November 8, 2006 by and among Waste Services, Inc., Kelso Investment Associates VI, L.P. and KEP VI, LLC.

20.3	Form of Registration Rights Agreement dated as of November 8, 2006 by and among Waste Services, Inc., Westbury (Bermuda) Limited and Prides Capital Fund I, LP.

20.4	Form of Registration Rights Agreement dated as of November 8, 2006 by and among Waste Services, Inc., Kelso Investment Associates VI, L.P. and KEP VI, LLC.

99.1	November 8, 2006 Press Release.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE SERVICES, INC.
By:	/s/ Ivan R. Cairns
Ivan R. Cairns
Executive Vice President and General Counsel

Date: November 8, 2006

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